Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hedgebrook (the “Company”) hereby certifies that, to the best of his knowledge:

(i) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2013	By:	/s/ Brady Brim-DeForest
Brady Brim-DeForest
Chairman of the Board/Chief Financial Officer/Treasurer (Principal Financial Officer)